7. ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Dec. 31, 2016
Asset Retirement Obligation Disclosure [Abstract]
ASSET RETIREMENT OBLIGATIONS

During 2007, the Company drilled four wells on its Peace River Properties. Total future asset retirement obligations were estimated by management based on the Company’s working interest in its wells and facilities, estimated costs to remediate, reclaim and abandon the wells and facilities and the estimated timing of the costs to be incurred in future periods. The Company has estimated the net present value of its total asset retirement obligations to be approximately $138,724 and $128,301 at December 31, 2016 and 2015, respectively, based on an undiscounted total future liability of $218,226 (CDN$293,000). These payments are expected to be incurred between 2020 and 2030. The Company used a credit adjusted discount rate of 10% per annum and an inflation rate of 2% to calculate the present value of the asset retirement obligation. Accretion expense of $6,559, $13,622 and $10,545 during the years ended December 31, 2016, 2015 and 2014, respectively, has been recorded in the Statements of Operations and Comprehensive Loss. The table below summarizes activity within our asset retirement obligation account.

	Years Ended December 31,
	2016	2015
Asset retirement obligations at beginning of year	$128,301	$138,049
Accretion expense	6,566	13,622
Liabilities incurred	–	–
Change in estimated obligations	–	–
Asset retirement obligations at end of year	134,867	151,671
Less: current retirement obligations	–	–
Change due to foreign exchange	3,861	(23,370)
Long-term retirement obligations	$138,728	$128,301